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                        SUPPLEMENT TO CURRENT PROSPECTUS
                                       OF
              KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.


     The section of the Fund's prospectus entitled "Fund Management and Expenses; Portfolio Manager" is hereby supplemented to reflect the following (to be inserted in place of the text thereunder):

          "Effective April 1, 1996, Adrian S. Dawes will serve as the Fund's Portfolio Manager. Mr. Dawes is a Hartwell Vice President and Portfolio Manager and has 11 years' experience in growth stock investing."




March 21, 1996